1 Q3 2022 Earnings Highlights SVB Financial Group Q3 2022 CEO Letter To our Stakeholders: SVB delivered Earnings Per Share of $7.21 and Net Income of $429 million in the third quarter, with a Return on Equity of 13.62 percent. Continued strength and momentum in underlying business, despite market challenges We continue to see strength and momentum in our underlying business, despite the impact of persistent market volatility, rising rates and fears of recession on our balance sheet growth and market-related revenues. Loan growth was solid in the third quarter, driven by Technology, Healthcare and Private Bank lending. Private equity term sheets and PE/VC dry powder remained at all-time highs, and new client acquisition reached a record of nearly 1,800 commercial clients this quarter. These are all strong indicators of future client activity and business growth. Net interest income grew by 3 percent, with moderating positive impact from higher interest rates due to client fund outflows and higher deposit costs. We saw continued strong credit performance, with lower net charge-offs and non-performing loans, and significantly improved our full-year 2022 credit outlook. Core fee income growth was robust, as interest rate increases drove improved client investment fee margins. In addition, the investments we've made in client acquisition, new products, and the client experience across our four core businesses have deepened our relationships with clients by enhancing our ability to provide strategic advice and counsel. We achieved several key milestones during the quarter, among them, completing the transition of our UK branch to a fully capitalized subsidiary, and launching a new representative office in Stockholm. Both accomplishments are results of our long-term growth in the EMEA market, and indicators of the opportunity we see ahead. We are encouraged by these positive trends and remain confident in our long-term strategy, as innovation ultimately drives economic growth, although current market conditions are impacting our business. Market dynamics pressuring growth Market volatility and increasing economic uncertainty have reduced liquidity flows to private companies, as rising rates, lack of clarity on private valuations, and the risk of recession are keeping investors on the sidelines. The Nasdaq-100 has declined more than 30 percent year to date, and public listings are near historic lows for the quarter and the year. VC investment year to date has already surpassed full-year investment for every year except 2021, but Q3 2022 VC investment represents a 54% decline from the record heights of Q4 2021.

2 Q3 2022 Earnings Highlights Private fundraising is a key driver of our client funds growth, and we estimate our client fund inflows from private fundraising are equal to about half of total US VC investment. While these inflows remained healthy relative to the overall pace of VC investment in Q3, balance sheet growth was pressured as inflows were more than offset by client cash burn, which remained elevated at approximately two times pre-2021 levels. It can take several quarters for cash burn levels to adjust to fundraising activity. While we do not need to see VC funding return to 2021 levels, for deposits to grow, we do need to see a better balance between VC deployment and cash burn. We have successfully offset a meaningful portion of deposit outflows with our flexible liquidity solutions, which enable us to allocate client funds on or off the balance sheet. This strategy is working as planned but has resulted in a more rapid mix shift into interest-bearing deposits and higher deposit costs, which have decreased the benefit of rising rates to our net interest income. Public market volatility has also affected the more market-sensitive parts of our business. Despite increased M&A revenues in the past year (driven by investments in expanding our investment banking capabilities), SVB Securities revenue was at its lowest level in eight quarters, due to declines in equity capital markets and M&A activity in the quarter. Lower private market valuations also drove further valuation write-downs in our private fund investments, although a portion of this decrease was already incorporated in the valuation adjustments we recorded in the second quarter. We expect these pressures to persist until public markets stabilize. This prolonged market volatility and increasing economic uncertainty make it challenging to forecast our financial performance in the coming year. Given this lack of visibility into future market conditions, we are not providing a preliminary 2023 outlook. Strong and well positioned Because of our strong growth over time; high-quality, liquid balance sheet; and the investments we’ve made in expanding our capabilities and earnings power, SVB is well-positioned to support our clients and navigate these market conditions. Our innovation clients, too, are well-positioned, with generally stronger balance sheets, better business models, and a history of resilience through past market cycles. That resilience is a key characteristic of our unique client funds franchise, which has driven sustained balance sheet and revenue growth over time, with robust expansion typically following periods of market disruption. As is often the case when markets get challenging, we have recently seen some companies pull back from serving innovation clients, due to concerns over the current environment. Thanks to our strong balance sheet, recession-tested leadership team and long track record of navigating successfully through market cycles, SVB is able to lean in at times like these, demonstrating our commitment to partnership with clients, strengthening our relationships and planting the seeds for future growth.

3 Q3 2022 Earnings Highlights Continued confidence in our strategy While market volatility and disruption may persist for some time, it is a normal and necessary part of the innovation cycle. We believe the long-term tailwinds supporting the innovation economy remain intact, and its growth will continue to outpace other industries over time. Private fundraising continues to be healthy, global dry powder remains at record highs, and our conversations with clients suggest they are positioning themselves for a rapid resumption of activity once the broader markets stabilize. While it is unclear when that stabilization may occur, history has shown that good companies are founded and funded in the troughs as well as the peaks of every cycle, and investors are determined not to miss out on those opportunities. We expect demand for investment in the most dynamic segment of the global economy – and our growth opportunity – to remain robust over time. With SVB’s diversified business model and unique role in helping individuals, investors and the world’s most innovative companies achieve extraordinary outcomes, we remain confident we are in the right market with the right strategy for the long term. Greg Becker President and CEO This Q3 2022 CEO Letter should be reviewed together with SVB’s Earnings Release, Earnings Presentation, and SEC filings for the same period.

Q3 2022 Financial Highlights October 20, 2022

3 Snapshot and current environment 22 Performance detail and outlook drivers 35 Appendix 48 Non-GAAP reconciliations This presentation should be reviewed with our Q3 2022 Earnings Release and Q3 2022 CEO Letter, as well as the company’s SEC filings. Contents Q3 2022 FINANCIAL HIGHLIGHTS 2

Snapshot and current environment Q3 2022 FINANCIAL HIGHLIGHTS 3

Q3’22 key takeaways Continued pressure on client funds growth Strong and well-positioned We are demonstrating our commitment to partnership with clients, as we have in past cycles, planting the seeds for future growth We believe the growth trajectory of the innovation economy will continue to outpace other industries over the long-term We are seeing record client acquisition, near record GFB loan term sheets and record PE/VC dry powder – all positive indicators of future business growth Our solutions help mitigate deposit declines, and when client funds growth returns, enable us to optimize our deposit mix and pricing by shifting higher cost deposits off- balance sheet Strength and momentum in underlying business We expect further declines in private investment, exit activity and market-related gains until public markets stabilize We have a high-quality, liquid balance sheet; expanded capabilities and earnings power; and resilient clients Successfully leveraging flexible liquidity solutions Continued confidence in our strategy Cementing client relationships Q3 2022 FINANCIAL HIGHLIGHTS 4

1. Net interest income presented on a fully taxable equivalent basis. 2. Non-GAAP financial measure. See “Use of non-GAAP Financial Measures” in our Q3 2022 Earnings Release and our non-GAAP reconciliations at the end of this presentation. 3. Represents investment banking revenue and commissions. Q3’22 snapshot: Overall healthy performance despite pressured client funds and market-related revenues – prolonged public market volatility and increasing economic uncertainty limit FY’23 visibility Financial highlights Q3’22 performance +/– changes are vs. Q2’22 $99M -34% SVB Securities revenue2, 3 $71B +3% Average loans +$1.2B period-end $368B -5% Average client funds -$25.5B period-end Includes $185B -3% Average deposits -$11.1B period-end $72M -$124M Provision for credit losses (driven primarily by growth and projected economic conditions) $1.2B +3% Net interest income1 EPS: $7.21* ROE: 13.62% Net Income: $429M $316M +10% Core fee income2 ($36M) +$84M Warrant gains and investment losses net of NCI2 *includes –$0.09 impact from $7M Pre-tax merger-related charges Q3 2022 FINANCIAL HIGHLIGHTS 5

Continue to see strength and momentum in underlying business, despite market challenges 1. Source: Preqin. As of October 3, 2022. 2. Non-GAAP financial measure. See “Use of non-GAAP Financial Measures” in our Q3 2022 Earnings Release and our non-GAAP reconciliations at the end of this presentation. 3. Non-performing loans as a percentage of period-end total loans. 4. Net loan charge-offs as a percentage of average total loans (annualized). 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 2018 2019 2020 2021 9/30/22 Other PE/VC VC-Backed Pre-VC-backed Record ~1,800 new clients in Q3’22 SVB commercial client count 26 30 37 55 69 2018 2019 2020 2021 9/30/22 YTD 516 642 603 751 832 2018 2019 2020 2021 9/30/22 YTD Robust client investment fee margin expansion Core fees2 $M 20.57% 20.03% 16.83% 17.10% 13.22% 2018 2019 2020 2021 9/30/22 YTD Healthy profitability ROE 34 32 23 14 11 22 24 20 21 8 2018 2019 2020 2021 9/30/22 YTD NPLs NCOs 1,258 1,363 1,651 1,671 1,949 219 260 325 377 557 1,477 1,623 1,976 2,048 2,506 2018 2019 2020 2021 9/30/22 VC PE Record dry powder Global dry powder1 $B Near record GFB loan term sheets and strong Tech, LS/HC borrowing activity Average loans $B Continued strong credit quality NPLs and NCOs Bps 3 4 Q3 2022 FINANCIAL HIGHLIGHTS 6

Trusted financial partner of the global innovation economy, especially in challenging times

For nearly 40 years, we have helped the world's most innovative companies, their people and investors **achieve their ambitious goals**

Meeting innovation clients' unique needs at all stages

Technology & Life Sciences/Healthcare

Startup (Early-Stage)	Venture-Funded	Corporate Banking	Investors	Individuals
Revenue <$5M	Revenue $5M–$75M	Revenue >$75M	Private Equity Venture Capital	Entrepreneurs, Investors, Executives

svb Silicon Valley Bank
Global commercial banking

svb Private
Private banking and wealth management

Clients

svb Securities
Investment banking

svb Capital
Venture capital and credit investing

Unparalleled access, connections and insights to **increase our clients' probability of success**

svb

Leveraging the combined power of our four core businesses to help clients navigate volatile markets

We bank:

Nearly half

9/30/22 YTD U.S. venture-backed technology and life science companies*

45%

9/30/22 YTD U.S. venture-backed technology and healthcare IPOs*

* Source: PitchBook and SVB analysis.

PRIVATE EQUITY & VENTURE CAPITAL | CLIMATE TECH | FINTECH | HARDWARE & FRONTIER TECH

LIFE SCIENCE & HEALTHCARE | CONSUMER INTERNET | ENTERPRISE SOFTWARE | PREMIUM WINE

Q3 2022 FINANCIAL HIGHLIGHTS 7

Q3’22 highlights 1. Delivered 14% ROE even as prolonged public market volatility and increasing economic uncertainty kept public markets shut and continued to pressure private fundraising (U.S. VC investment down 40% QoQ), valuations and investment banking activity 2. Client funds net outflows, despite healthy inflows from private fundraising activity, as client cash burn has not adjusted to the slower fundraising environment; continued to leverage flexible liquidity solutions to shift off-balance sheet client funds on-balance sheet to mitigate deposit decline 3. NII and NIM have peaked – while higher rates benefit loan and cash yields, increases in interest-bearing deposits and short-term borrowings as a result of deposit net outflows are pressuring interest expense, driving quarterly NII and NIM declines for the remainder of the current rising rate cycle 4. Investment losses driven by private fund investments, as a small number of funds experienced substantial valuation declines due to portfolio company activity; markdowns from remaining funds were largely included in the adjustment for illiquid investments that was taken in Q2’22 5. Healthy loan growth driven by Technology and Life Science/Healthcare and Private Bank lending – while GFB loan term sheets are near all-time highs, capital call line utilization declined with slowing PE/VC investment activity 6. Continued strong credit quality as NCOs and NPLs declined; Q3’22 provision driven primarily by growth and projected economic conditions 7. Robust core fee income* growth as Fed rate hikes drove improved client investment fee margin 8. Lower SVB Securities revenue* as persistent market volatility and deal closing delays reduced number of transactions 9. Completed U.K. subsidiarization and launched new Sweden representative office, reflecting EMEA region’s compelling long-term growth opportunity 10. Lowering FY’22 deposit, NII and NIM outlook to reflect challenging operating environment; improving FY’22 NCO outlook based on strong YTD credit performance 11. Limited FY’23 visibility – expect continued declines in private and public fundraising activity until public markets stabilize, pressuring deposits; although the timing is uncertain, record client acquisition, near record GFB loan term sheets and record PE/VC dry powder suggest it’s a matter of when, not if, our markets rebound * Non-GAAP financial measure. See “Use of non-GAAP Financial Measures” in our Q3 2022 Earnings Release and our non-GAAP reconciliations at the end of this presentation. Q3 2022 FINANCIAL HIGHLIGHTS 8

39 36 37 33 39 37 48 45 78 83 90 93 80 72 43 - 20 40 60 80 100 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 1. VC data sourced from PitchBook. Investment data has been updated with PitchBook’s proprietary back-end data set and filters which has resulted in prior period revisions. 2. Determination of TCF changes by client activity is an illustrative approximation based on management assumptions and analysis of SVB client and PitchBook data; assumes each client's total change in average balances is attributed to one of the following activities: fundraising, other inflows or outflows. Outflows (primarily cash burn) Private fundraising Public fundraising Other inflows (primarily operating inflows) QoQ average total client funds (“TCF”) by client activity (management’s approximation)2 $B QoQ average TCF change (+/-) U.S. VC-backed investment activity1 $B Client cash burn has not adjusted to slower fundraising environment, pressuring total client funds Slowing VC deployment is reducing client funds inflows • Private fundraising is a key driver of client funds growth • Our private fundraising inflows generally equate to ~50% of U.S. VC investment activity1, 2, in line with our market share of U.S. VC-backed tech and life science companies • Q3'22 U.S. VC investment declined 54% vs. Q4’21’s high, as prolonged public market volatility kept investors on the sidelines While private fundraising inflows are still healthy, client cash burn remains elevated, driving net outflows • Estimated client cash burn has increased over 2x since pre-2021 levels and has not adjusted to the slower fundraising environment2 We expect client funds growth will resume when VC investment improves and client cash burn normalizes, even if VC investment does not return to 2021 levels Q3 2022 FINANCIAL HIGHLIGHTS 9 Q1’19 Q2’19 Q3’19 Q4’19 Q1’20 Q2’20 Q3’20 Q4’20 Q1’21 Q2’21 Q3’21 Q4’21 Q1’22 Q2’22 Q3’22 Q1’19 Q2’19 Q3’19 Q4’19 Q1’20 Q2’20 Q3’20 Q4’20 Q1’21 Q2’21 Q3’21 Q4’21 Q1’22 Q2’22 Q3’22 3.0 5.5 7.4 6.8 8.6 11.8 24.1 24.3 36.6 45.9 46.6 36.0 6.2 -10.2 -18.4

Leveraging flexible liquidity solutions to mitigate deposit outflows

Robust client funds franchise, with flexibility to shift liquidity on- or off-balance sheet

40+ liquidity management products to meet clients' needs

Noninterest-bearing deposits
Interest-bearing deposits
Off-balance sheet managed funds
Off-balance sheet sweep funds
Off-balance sheet repo funds



24%
27%
23%
22%
4%
$354B
TCF

- Clients' operating cash typically held in on-balance sheet noninterest-bearing deposits
- Clients' excess liquidity generally held in on-balance sheet interest-bearing deposits or off-balance sheet client funds
- Flexible liquidity solutions enable us to shift client funds on- or off-balance sheet

Total client funds by client niche[1]

Early stage technology
Technology
Early stage life science/healthcare
Life science/healthcare
International[2]
U.S. Global Fund Banking
Private Bank
Other



1%
7%
14%
29%
18%
20%
8%
3%
$177B
Deposits



3%
8%
23%
13%
31%
22%
$177B
OBS

Actions to support deposits are pressuring deposit beta and mix

53%
9/30/22 noninterest-bearing share of total deposits

~45-50%
Estimated 12/31/22 noninterest-bearing share of total deposits

83 bps
9/30/22 weighted average spot deposit rate (total deposits)[3]

56%
9/30/22 YTD interest-bearing deposit beta

~65%
Expected through-the-cycle interest-bearing deposit beta

Leveraging flexible liquidity solutions that allow us to allocate funds on- or off- balance sheet

When client funds growth returns, these flexible liquidity solutions can help us optimize our deposit rates and mix by shifting higher-cost deposits off-balance sheet

Note: All figures as of September 30, 2022 unless otherwise noted.
1. Represents management view of client niches.
2. International balances do not tie to regulatory definitions for foreign exposure. Includes clients across all client niches and life stages, with International Global Fund Banking representing 3% of total client funds.
3. Based on deposit rates and total deposit balances at September 30, 2022.

svb

Q3 2022 FINANCIAL HIGHLIGHTS 10

Deposit mix shift and beta are pressuring asset sensitivity

Flexible liquidity solutions can help regain some asset sensitivity when VC deployment increases and client funds growth returns

		6/30/22 static balance sheet	9/30/22 static balance sheet	Q4'22 expectations
	Estimated increase in annualized pre-tax NII per each 25 bp increase in rates[1]	**+ $75M to + $90M**	**+ $10M to + $25M**	**– $5M to + $15M**
Assumptions[2]	NIB % of total deposits	61%	53%	~ 45-50%
	Modeled interest-bearing deposit beta	60%	65%	~ 65%
	Short-term borrowings	$3.7B	$13.6B	~ $14-18B avg. borrowings
	Receive floating swaps	$6B	$0B	$550M
	Deposits	$187.9B	$176.8B	~ $168-172B avg. deposits
	Loans	$71.0B	$72.1B	~ $72-74B avg. loans
	Fixed income securities	$122.0B	$120.0B	~ $2-3B paydowns

Each percentage point decrease in NIB % of total deposits reduces estimated NII benefit by **~ $3M** (pre-tax)

Each percentage point increase in deposit beta reduces estimated NII benefit by **~ $2M** (pre-tax)

Recent interest rate risk management activity

- **Unwound $6B** AFS fair value hedges (receive floating swaps) in Jul '22, locking in **$313M** pre-tax gains[3]
- **Termed out $10B** borrowings in Oct '22
- **Executed $550M** receive floating swaps on AFS portfolio in Oct '22

Client investment fees continue to benefit from rate hikes

Estimated increase in annualized pre-tax client investment fees for each 25 bp increase in short-term rates[4]:

Client investment fees	**+ ~ $20-40M**
Client investment fee margin	**+ ~ 1-2 bps**

1. Expected 12-month impact of a +25 bp rate shock on net interest income. Management's sensitivity analysis assumes an instantaneous and sustained parallel shift in rates. Actual results may differ.
2. Assumptions for 6/30/22 and 9/30/22 static balance sheet scenarios based on period-end balances for the referenced periods.
3. $12M gains amortized into interest income in Q3'22. Remaining $301M gains to be amortized into interest income over the life of the related securities (~7 years).
4. Based on Q3'22 off-balance sheet client investment fund average balances.

svb

Q3 2022 FINANCIAL HIGHLIGHTS 11

Lowering FY'22 deposit, NII and NIM outlook; improving FY'22 NCO outlook
Prolonged public market volatility and increasing economic uncertainty limit FY'23 visibility

Outlook now includes rate changes implied by 10/17/22 forward curve[1]

Outlook considerations

- Expect private and public fundraising activity to continue to decline until public markets stabilize, pressuring deposit balances while client cash burn takes time to normalize from current elevated levels
- While client funds growth remains challenged and Fed rate hikes persist, expect NII and NIM to decrease as balance sheet declines and funding mix shifts towards interest-bearing deposits and short-term borrowings
- Improving FY'22 NCO outlook due to strong YTD credit performance
- Prolonged public market volatility and increasing economic uncertainty present challenges for providing outlook beyond Q4'22

Note: Outlook excludes impact of potential changes to the forward curve, adverse developments with respect to U.S. or global economic or geopolitical conditions, and regulatory/policy changes under the current U.S. government administration

Business driver	FY'21 results	FY'22 vs. FY'21 current outlook	Q4'22 expectations
Average loans	$54.5B	High 20s % growth	~$72-74B
Average deposits	$147.9B	Mid 20s % growth (vs. high 20s % at 7/21/22)	~$168-172B
Net interest income[2]	$3,179M	Low 40s % growth (vs. mid 40s % at 7/21/22 which assumed no changes in rates)	~$1,000-1,050M
Net interest margin	2.02%	2.15-2.25% (vs. 2.15-2.25% at 7/21/22 which assumed no changes in rates)	~1.95-2.05%
Net loan charge-offs	0.21%	0.07-0.12% (vs. 0.15-0.35% at 7/21/22)	~0.05-0.25%
Core fee income[3, 4]	$751M	High 50s % growth (vs. mid 50s % at 7/21/22 which assumed no changes in rates)	~$345-360M
SVB Securities revenue[3, 5]	$538M	$460-500M	~$95-125M
Noninterest expense excluding merger-related charges[6]	$2,941M	Low 20s % growth	~$940-970M
Effective tax rate	26.2%	25-27%	~25-27%

Note: Actual results may differ. For additional information about our financial outlook, please refer to our Q3 2022 Earnings Release and Q3 2022 CEO Letter.
1. Implies Fed Funds rate of 4.00% in November and 4.75% in December.
2. NII is presented on a fully taxable equivalent basis, while NII guidance excludes fully taxable equivalent adjustments.
3. Non-GAAP financial measure. See "Use of non-GAAP Financial Measures" in our Q3 2022 Earnings Release and our non-GAAP reconciliations at the end of this presentation.
4. Excludes SVB Securities revenue.
5. Represents investment banking revenue and commissions.
6. Excludes pre-tax merger-related charges ($39M incurred 9/30/22 YTD and estimated $5-10M in Q4'22).

svb

Q3 2022 FINANCIAL HIGHLIGHTS 12

Well-positioned to support our clients and navigate challenging market conditions Strong execution • Active client engagement + investments to deepen and expand our business help support earnings through rate and economic cycles Trusted partner • Nearly 40 years serving innovation clients • Committed partnership with our clients to promote better outcomes Robust, resilient markets • Remain confident in the long-term growth opportunity of the innovation economy Ample liquidity • Highly-liquid balance sheet with multiple levers to manage liquidity position while client funds growth remains pressured Strong credit and asset quality • Long track record of strong underwriting and resilient credit performance • 87% of assets in high-quality investments and low credit loss experience lending* Strong capital • Strong foundation to manage shifting economic conditions while investing in our business Proven experience • Deep bench of recession-tested leaders supported by strong global team * Based on cash, fixed income investment portfolio and Global Fund Banking and Private Bank loan classes of financing receivables as of September 30, 2022. Q3 2022 FINANCIAL HIGHLIGHTS 13

$- $50 $100 $150 $200 $250 $300 $350 $400 0 1000 2000 3000 4000 5000 6000 7000 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 6.0% 7.8% 8.7% 9.2% 10.2% Long-term tailwinds supporting the innovation economy remain intact 1. Digital economy’s share of GDP as defined and measured by the Bureau of Economic Analysis used as a proxy for the innovation economy. 2. VC investment and company formation data sourced from PitchBook. First VC round raised used as a proxy for company formation. 3. Pullback in VC investment. 4. Unicorn data sourced from PitchBook. Includes U.S. VC-backed companies that have reached and maintained at least a $1B post-money valuation through time of exit. 5. Source: Preqin. Global VC dry powder was $0.6T and global PE dry powder was $1.9T as of October 3, 2022. Innovation drives economic growth • The innovation economy grew at 2.4x the rate of the overall U.S. economy between 2000-20201, and COVID-19 has since accelerated digital adoption Digital economy’s share of GDP1 U.S. VC Investment (in $ Billions TTM)2 U.S. VC-Backed Company Formation (TTM)2 U.S. VC investment, company formation and the Digital Economy’s share of GDP Global Financial Crisis VC Recalibration3 Early COVID-19 Fed Tightening Dotcom Bubble Crash Great companies are founded across business cycles • 126 unicorns were founded during the Global Financial Crisis and 65 during the VC recalibration4 The innovation economy is better-positioned today to weather a downturn than in past cycles • The innovation economy was 3.5x larger in 2020 than 20001 • PE and VC firms globally have $2.5T dry powder to invest, 8.5x more than in 20005 Q3 2022 FINANCIAL HIGHLIGHTS 14

8 10 9 9 10 13 17 20 21 16 16 18 20 24 30 39 43 51 75 92 117 181 195 5 4 3 3 4 4 4 4 5 9 12 15 18 20 28 37 39 43 48 55 75 148 189 13 14 12 12 14 17 21 24 26 25 28 33 38 44 58 76 82 94 123 147 192 329 384 81% 6% -12% 2% 16% 22% 24% 15% 9% -4% 9% 20% 14% 15% 33% 29% 9% 15% 31% 19% 31% 71% 120% -50% -22% -7% 16% 10% 25% 27% -3% -25% 16% 41% -8% 19% 48% 17% -3% 6% 63% 0% 16% 104% -400% -300% -200% -100% 0% 100% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 9/30/22 YTD Robust client funds growth over the long term Note: VC investment data sourced from PitchBook. Investment data has been updated with PitchBook’s proprietary back-end data set and filters which has resulted in prior period revisions. * Pullback in VC investment. - 10.0 20.0 30.0 40.0 50.0 Average total client funds (“TCF”) $B Quarterly average TCF (positive growth, negative growth) Annual total client funds growth rate (positive, negative) On-balance sheet deposits Annual U.S. VC investment growth rate (positive, negative)Off-balance sheet client funds Q3’22 vs. Q2’22 QoQ growth Average client funds -5% U.S. VC investment -40% Q3 2022 FINANCIAL HIGHLIGHTS 15 Global Financial Crisis VC Recalibration* Early COVID-19 Dotcom Bubble Crash Fed Tightening

Ample liquidity + flexibility to manage liquidity position

High-quality, liquid balance sheet

63% of assets in cash and fixed income securities

- Cash
- Fixed Income Securities
- Net Loans
- Non-marketable Securities
- Other



1%
2%
7%
34%
Assets
$213B
56%

92% of fixed income portfolio in U.S. Treasuries and securities issued by government-sponsored enterprises

- U.S. Treasury Securities
- Agency CMOs – Fixed Rate
- Agency RMBS
- Agency CMBS
- Municipal Bonds
- Corporate Bonds



1%
7%
14%
13%
10%
AFS
+HTM
$120B
55%

Levers to support liquidity

Targeting Fed cash at **4-6%** of total deposits (**$7-11B**)*

Securities cashflows	**~ $2-3B** estimated securities paydowns/quarter	
Flexible on- vs. off-balance sheet liquidity solutions and deposit pricing strategies	**$91B** Off-balance sheet sweep and repo client funds (OBS balances that can be most easily shifted on-balance sheet to support deposits)	**~ 65%** Modeled interest-bearing deposit beta
Borrowing capacity	**$42B** contingent liquidity (FHLB, Repo and FRB)	**$85B** unpledged securities

svb

Note: Figures as of September 30, 2022 unless otherwise noted.
* Actual balances depend on timing of fund flows.

Q3 2022 FINANCIAL HIGHLIGHTS 16

High-quality loan portfolio: 70% of loans in low credit loss experience classes svb

Closely monitoring portfolio given increased recession risk

Expect continued strong credit performance

56% **Global Fund Banking**
- Primarily PE/VC capital call lines of credit secured by LP capital commitments
- Only 1 net loss since inception

14% **Private Bank**
- Primarily low LTV mortgages to innovation economy influencers and legacy Boston Private high net worth clients

Low credit loss experience classes

Watching segment-specific risks

1% **Premium Wine**
- Loans to premium wine producers and vineyards
- Typically secured by high-quality real estate with low LTVs

1% **Other C&I**
- Working capital, revolving lines of credit and term loans to non-innovation companies and non-profits

4% **CRE**
- Acquisition financing for CRE properties
- Well-margined collateral

3% **Cash Flow Dependent – Sponsor-Led Buyout**
- Loans to facilitate PE Sponsors' acquisition of businesses
- Reasonable leverage and meaningful financial covenants

Larger loan sizes may introduce greater volatility in credit metrics

More sensitive to challenging fundraising environment

12% **Innovation C&I**
- Cash flow or balance sheet dependent loans to innovation companies

Larger loan sizes may introduce greater volatility in credit metrics

6% **Growth Stage**
- Loans to mid-stage and later-stage innovation companies with over $5M in revenues

3% **Early Stage**
- Loans to development-stage innovation companies with $0-5M in revenues
- Historically our highest risk segment

Repayment dependent on borrower's ability to fundraise or exit

Clients generally have stronger balance sheets vs. previous cycles from record fundraising activity in 2020-2021

Note: Percentages indicate percent of total loans as of 9/30/22

Loans **only 34%** of total assets

As of 9/30/22
Total loans



Low credit loss experience classes
Technology & Life Science / Healthcare

Q3 2022 FINANCIAL HIGHLIGHTS 17

Non-performing loans (NPLs1) & net charge-offs (NCOs2) Bps Global Financial Crisis Dotcom Bubble Crash 2009 11% Early Stage 30% GFB + Private Bank 9/30/22 3% Early Stage 70% GFB + Private Bank 2000 30% Early Stage 5% GFB + Private Bank Early COVID-19 VC Recalibration3 and the risk profile of our loan portfolio has improved over time Long history of strong, resilient credit 1. Non-performing loans as a percentage of period-end total loans. 2. Net loan charge-offs as a percentage of average total loans (annualized). 3. Pullback in VC investment. Fed Tightening Improved loan mix % of period-end total loans 107 103 97 62 64 26 31 18 157 115 71 52 42 47 27 73 59 51 34 32 23 14 11 332 102 25 -8 10 4 14 35 87 264 77 -2 31 33 32 30 46 27 22 24 20 21 8 -10 40 90 140 190 240 290 340 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 9/30/22 YTD We’ve successfully navigated economic cycles before Proven leadership supported by strong global team 14 years Executive management average tenure at SVB 24 years Credit leadership average tenure at SVB Q3 2022 FINANCIAL HIGHLIGHTS 18

Silicon Valley Bank capital ratios* As of 9/30/22 Strong capital position with multiple levers to support capital 7.00% 8.50% 10.50% 4.00% 15.54% 15.54% 16.23% 7.90% Common Equity Tier 1 Tier 1 Capital Total Capital Tier 1 Leverage SVB capital ratio Regulatory minimum Levers to support capital ratios Targeting 7-8% Bank Tier 1 leverage Q3’22 Bank capital ratio drivers • Strong earnings • QoQ decrease in average assets • Flat risk-weighted assets * Ratios as of September 30, 2022 are preliminary. 13.22% 9/30/22 YTD ROE Strong profitability $1.8B 9/30/22 SVBFG liquidity, a portion of which can be downstreamed to Bank as capital SVBFG liquidity Capital markets activity YTD new issuances $800M Senior notes Q3 2022 FINANCIAL HIGHLIGHTS 19

Continue to invest for the long term

Strategic priorities to drive and support long-term scalable growth

Enhance client experience

End-to-end digital banking platform

Digital client onboarding

Technology platform upgrades

APIs and payment enablement

Strategic partnerships to accelerate product delivery

Drive revenue growth

Talent attraction, retention and development

SVB Securities expansion

SVB Private integration and go-to-market strategy

Strategic investments

Client acquisition

New products and product penetration

Fintech strategy

Geographic expansion

New SVB Capital funds

Improve employee enablement

OneSVB collaboration initiative to deliver the full power of the SVB platform to clients

nCino credit onboarding platform

Agile ways of working

Mobile and collaboration tools

Client and industry insights

Global Delivery Centers

Diversity, Equity & Inclusion initiatives

Enhance risk management

Large Financial Institution regulatory requirements*

Data foundation

Cybersecurity

svb

* Became subject to Category IV requirements in 2021. Category III standards will become applicable at ≥ $250B in average total consolidated assets or ≥ $75B in weighted short-term wholesale funding, nonbank assets or off-balance-sheet exposure. Category II standards will become applicable at either ≥$700B in average total consolidated assets, or ≥ $100B in average total consolidated assets and ≥$75B in cross-jurisdictional activity.

Q3 2022 FINANCIAL HIGHLIGHTS 20

Summary Continued pressure on client funds growth Strong and well-positioned We are demonstrating our commitment to partnership with clients, as we have in past cycles, planting the seeds for future growth We believe the growth trajectory of the innovation economy will continue to outpace other industries over the long-term We are seeing record client acquisition, near record GFB loan term sheets and record PE/VC dry powder – all positive indicators of future business growth Our solutions help mitigate deposit declines, and when client funds growth returns, enable us to optimize our deposit mix and pricing by shifting higher cost deposits off- balance sheet Strength and momentum in underlying business We expect further declines in private investment, exit activity and market-related gains until public markets stabilize We have a high-quality, liquid balance sheet; expanded capabilities and earnings power; and resilient clients Successfully leveraging flexible liquidity solutions Continued confidence in our strategy Cementing client relationships Q3 2022 FINANCIAL HIGHLIGHTS 21

Performance detail and outlook drivers Q3 2022 FINANCIAL HIGHLIGHTS 22

VC fundraising and investment • Promote new company formation which helps support client acquisition • Source of client liquidity which impacts total client funds growth • A source of repayment for Investor Dependent loans PE fundraising and investment • Primary driver of capital call line demand which has been the largest source of loan growth over the past 8 years Exit activity • Proceeds from public market exits generate client liquidity • A source of repayment for Investor Dependent loans • Ability for companies to exit affects VC/PE fundraising and investment • Impacts investment banking revenue and value of warrants and investment securities Capital markets • Performance and volatility of public, private and fixed income markets impact exit activity, VC/PE fundraising and investment, and market-driven revenues (FX, loan syndications, investment banking revenue and commissions, warrant and investment gains and wealth management and trust fees) Interest rates • Level of interest rates and shape of yield curve directly impact NIM via lending and investment yields/spreads vs. funding costs • Client investment fee margin moves with short-term rates • Affect mortgage and securities prepayment speeds, impacting timing of premium amortization • Impact clients’ preference for on- vs. off-balance sheet liquidity solutions and interest-bearing vs. noninterest-bearing deposits • Affect mortgage demand Economic environment • Affects health of clients which determines credit quality • Level of business activity drives client liquidity and demand for our products and services • Inflation impacts costs (for us and clients) and influences fiscal and monetary policy decisions Competitive landscape • Affects margins and client acquisition • Impacts compensation to attract and retain talent Political environment • Current administration and Congress will influence economic policy and stimulus, business and market sentiment, global trade relationships, bank regulations and corporate taxes • Geopolitical events can impact capital markets and economic environment Key external variables to our forecast Our performance is influenced by a variety of external variables, including but not limited to: Q3 2022 FINANCIAL HIGHLIGHTS 23

Continued client funds net outflows as VC investment declined and client cash burn remained elevated; Expect mid 20s % FY’22 average deposit growth Average client funds $B China policy changes Slows investment in Chinese companies – Expect Q4 average deposits to decline to ~$168-172B: Q4’22 considerations Average deposit mix and pricing 191 208 206 195 183 110 123 126 121 106 54 60 65 71 79 355 391 397 387 368 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 0.05% 0.04% 0.05% 0.16% 0.53% 67.1% 67.1% 65.8% 62.8% 57.1% 10% 20% 30% 40% 50% 60% 70% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Off-balance sheet client funds Noninterest-bearing deposits Interest-bearing deposits Percent of noninterest-bearing deposits Total cost of deposits Robust liquidity solutions and substantial OBS balances Provide flexibility to support on-balance sheet deposit balances+ As of 9/30/22: 53% noninterest-bearing deposits 83 bps weighted average spot deposit rate* Expect higher cost of deposits: Declining noninterest-bearing share of total deposits Expect noninterest-bearing share of total deposits to decline to ~45-50% by 12/31/22 as we continue to leverage our flexible liquidity solutions to shift OBS client funds on-balance sheet, and as client demand for interest-bearing deposits increases + Higher cost of interest-bearing deposits NII sensitivity model assumes ~65% beta on interest-bearing deposits+ Higher rate environment Increased demand for yield off-balance sheet – Pressured public and private markets Reduces client funds inflows from fundraising and exit events – Slowing client cash burn As clients conserve cash + • Total client funds declined (average -5%, EOP -7%) despite continued strong capture rate of client liquidity events and robust client growth, as VC investment slowed, public markets remained shut and client cash burn only slightly moderated • Higher proportion of interest-bearing deposits and increased deposit costs reflect actions to support deposits and client preferences for higher rates Q3’22 activity * Based on deposit rates and total deposit balances at September 30, 2022. Q3 2022 FINANCIAL HIGHLIGHTS 24 PE/VC distributions Typically happen at year-end –

93.8 111.7 125.6 126.7 123.0 1.55% 1.54% 1.79% 1.92% 1.90% 0.0 20.0 40.0 60.0 80.0 100.0 120.0 140.0 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 15.9 16.1 9.2 9.3 9.6 5.9 6.0 5.6 5.5 6.1 21.8 22.1 14.8 14.8 15.7 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Securities balances declined as deposit net outflows limited securities purchases 1. SVB applies the retrospective method of amortization for discounts/premiums. When a change is made to the estimated lives of the securities, the related premium or discount is adjusted with a corresponding charge or benefit to interest income as if the current estimated lives had been applied since the acquisition of the securities. 2. Q3’22 portfolio yield decreased 2 bps QoQ due to annualization of bond coupon yields. Bonds accrue interest according to 30/360 day count, while reported yields are based off of actual/365 day count. 3. Actual balances depend on timing of fund flows. Average fixed income investment securities $B Average cash and equivalents $B Tax-effected Yield • Estimated ~$2-3B paydowns in Q4; expect limited securities purchases/reinvestment activity • Expect Q4 portfolio yield ~1.70-1.75% (implies FY’22 portfolio yield ~1.83-1.85%) Q4’22 considerations 4.5y 4.0y 4.9y 5.4y 5.7y Portfolio duration 4.0y 3.7y 4.8y 5.3y n/a Hedge-adjusted $133M $160M $112M $86M $94M Premium amortization expense1 Fed cash Cash in other financial institutions and foreign central banks $8B Fed Cash at 9/30/22 Targeting Fed cash at 4-6% of total deposits ($7-11B)3 Premium amortization expense1 From prepayments of securities purchased at a premium Expect Q4 premium amortization expense ~$130-140M based on 10-year UST at 4.01% as of 10/17/22 – changes in 10-year UST will impact premium amortization expense If 10-year drops 50 bps, premium amortization expense could increase by ~$10-15M – • Purchased $2.1B foreign government and UST securities (2.52% w.a. yield) related to the subsidiarization of our U.K. branch vs. $2.8B paydowns (1.81% w.a. yield) Q3’22 activity Rate protections Executed $550M receive floating swaps on AFS portfolio in Oct ‘22 (105 bps cost at 10/17/22) $301M remaining locked-in pre-tax gains from unwind of $6B AFS fair value hedges in Jul ‘22 to be amortized into interest income over the life of the underlying hedged securities, ~7 years + – Q3 2022 FINANCIAL HIGHLIGHTS 25 2

Healthy loan growth driven by Tech and Life Science/Healthcare and Private Bank lending Expect high 20s % FY’22 average loan growth Average Loans $B Expect Q4 average loans to increase to ~$72-74B: Boston Private purchase accounting Amortization of fair value mark ups on loans ($31M remaining at 9/30/22, vast majority to be amortized by end of 2023) – Moderating SVB Private mortgage origination As higher rates and economic uncertainty impact demand– Continued robust Tech and Life Science/Healthcare borrowing Market volatility fueling demand+ Q4’22 considerations 3.78% 4.83% (0.01%) 1.04% 0.02% Q2'22 loan yield Rate hikes Loan mix Loan fees Q3'22 loan yield Global Fund Banking Private Bank PPP Premium Wine and Other Tech and Life Science/HC Average Loan Yield CRE Other C&I Expect higher loan yields: Rate protections $73M remaining locked-in pre-tax swap gains from unwind of loan cash flow hedges as of 9/30/22* + * Expect vast majority of remaining pre-tax gains from $5B swap unwind in Q1’20 to be amortized into loan interest income by the end of 2023. 60.4% 60.3% 60.6% 58.4% 56.4% Portfolio utilization Higher loan yields with future rate hikes 91% of Q3’22 average loans were variable rate+ Slowing PE/VC investment activity and related GFB loan growth Due to pressured public and private markets – 31.9 34.4 38.1 39.2 39.5 12.7 13.2 14.0 14.8 15.58.2 8.6 9.0 9.5 9.9 1.8 2.0 1.8 2.0 2.5 1.4 1.4 1.3 1.1 1.1 2.7 2.7 2.7 2.6 2.6 0.6 0.3 0.2 0.1 0.0 59.3 62.6 67.1 69.3 71.1 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 • Persistent market volatility continued to fuel strong new originations from Tech and Life Science/Healthcare clients • Strong Private Bank mortgage growth driven by new purchase activity; refi demand declined with higher rates • While GFB term sheets were at near record highs, GFB growth moderated as utilization declined on slowing PE/VC investment activity and EMEA/Asia paydowns Q3’22 activity Q3 2022 FINANCIAL HIGHLIGHTS 26

NII and NIM have peaked in this rising rate cycle as asset sensitivity has declined

Expect low 40s % FY'22 NII growth and 2.15-2.25% FY'22 NIM

Net Interest Income[1]
$M



NII +3% QoQ
1,177
183
28
53
9
(8)
(19)
(172)
(44)
1,207
Includes -$50M benefit due to adjustment from higher rates incorporated in Q3 premium amortization expense²
Includes $72M of higher deposit costs from shifting OBS client funds to on-balance sheet deposits
Q2'22 NII
Higher loan yields
Loan growth
Higher cash yields
Swap gains (AFS FV hedge unwind)
Fixed income premium amortization
Fixed income paydowns
Higher deposit costs
Higher borrowing costs
Q3'22 NII

Net Interest Margin



NIM +4 bps
2.24%
0.42%
0.03%
(0.33%)
(0.08%)
2.28%
Includes 9 bps benefit from ~$50M adjustment reflective of higher rates incorporated in Q3 premium amortization expense²
Q2'22 NIM
Higher interest earning yields
Balance sheet mix
Higher deposit costs
Higher borrowing costs
Q3'22 NIM

Q4'22 considerations

Expect Q4 NII ~$1,000-1,050M and Q4 NIM ~1.95-2.05% assuming 10/17/22 forward curve:

+/- **Rate protections**
Executed $550M receive floating swaps on AFS portfolio in Oct '22 (105 bps cost at 10/17/22)
$301M remaining locked-in pre-tax gains from unwind of $6B AFS fair value hedges in Jul '22 to be amortized into interest income over the life of the underlying hedged securities, ~7 years
$73M remaining locked-in pre-tax swap gains from unwind of loan cash flow hedges as of 9/30/22[3]

- **Balance sheet reduction**
Driven by client funds net outflows

- **Higher deposit costs**
Given rising rate environment and declining noninterest-bearing share of total deposits (see page 24)

- **Increased borrowing activity**
Driven by client funds net outflows

- **Premium amortization expense**
From prepayments of securities purchased at a premium (see page 25)

- **Boston Private purchase accounting**
Amortization of fair value mark ups on loans ($31M remaining at 9/30/22, vast majority to be amortized by end of 2023)

+ **Higher loan yields with future rate hikes**
91% of Q3'22 average loans were variable rate

1. NII is presented on a fully taxable equivalent basis, while NII guidance excludes fully taxable equivalent adjustments.
2. SVB applies the retrospective method of amortization for discounts/premiums. When a change is made to the estimated lives of the securities, the related premium or discount is adjusted with a corresponding charge or benefit to interest income as if the current estimated lives had been applied since the acquisition of the securities.
3. Expect vast majority of remaining pre-tax gains from $5B swap unwind in Q1'20 to be amortized into loan interest income by the end of 2023.

Q3 2022 FINANCIAL HIGHLIGHTS 27

Continued strong credit performance as NCOs and NPLs declined; provision driven primarily by growth and projected economic conditions; Expect 7-12 bps FY'22 NCOs

Q3'22 activity

- Provision driven primarily by:
  - Robust loan and unfunded commitment growth ($40M)
  - Deterioration of projected economic conditions ($24M)
- Reduced weighting of downside scenario from 65% to 40% since Moody's September scenarios more closely aligned with management's expectations of increased recession risk than Moody's June scenarios, which had only incorporated a modest deterioration in economic conditions
- Current market challenges have not yet impacted NCOs and NPLs, but increased criticized loans may indicate potential emerging pressure from prolonged market volatility
  - NCOs declined $5M to $15M on strong recoveries
  - NPLs declined $11M to $82M
  - Criticized increased $206M to $2B

Credit quality metrics	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	
	0.07%	0.01%	0.05%	0.12%	0.08%	Net charge-offs[1]
	0.19%	0.14%	0.10%	0.13%	0.11%	Non-performing loans[2]
Provision for credit losses $M	$21	$48	$11	$196	$72	



Model assumptions
BP non-PCD and unfunded commitments
HTM securities
Unfunded
Net credit losses
Other
Non-performing loans
Loan growth
46
27
10
(70)
1
7
Includes $84M for increased weighting of Moody's downturn scenario
3
22
20
1
2
15
(13)
(1)
4
6
89
50
20
16
18
3
9
42
10
18
(11)
4
Includes $24M for deterioration of projected economic conditions

1. Net loan charge-offs as a percentage of average total loans (annualized).
2. Non-performing loans as a percentage of period-end total loans.

Q4'22 considerations

Expect Q4 NCOs ~5-25 bps as recession risk increases:

Weightings applied to Moody's September economic scenarios	40% downside	35% baseline	25% upside

− **Pressured public and private markets**
May impact performance of Tech and Life Science/Healthcare portfolio, particularly Investor Dependent loans where repayment is dependent on borrower's ability to fundraise or exit

− **Larger Growth Stage, Innovation C&I and Cash Flow Dependent – Sponsor-Led Buyout loan sizes**
Growth of our balance sheet and our clients has increased the number of large loans, which may introduce greater volatility in credit metrics

− **CRE loans acquired from Boston Private**
Limited overall exposure (only 4% of total loans) and well-margined collateral

\+ **Stronger client balance sheets vs. previous cycles**
Record VC investment over the past 2 years has generally extended client runway

\+ **Improved risk profile of loan portfolio**
Early Stage – historically our highest risk segment – only 3% of loans; 70% of loans in low credit loss experience GFB and Private Bank classes svb›

Q3 2022 FINANCIAL HIGHLIGHTS 28

Robust growth and projected economic conditions drove higher reserves ($), while ACL % for loans was unchanged QoQ due to declining NPLs

Weightings applied to Moody's September economic scenarios:

40% downside
35% baseline
25% upside

Downside scenario assumptions:

7.9% peak unemployment in Q4'23
2.4% 1 year GDP decline

ALLOWANCE FOR CREDIT LOSSES FOR LOANS AND UNFUNDED CREDIT COMMITMENTS

$ Millions



769
545
224
29
3
26
Changes in loan composition/growth
Charge-offs/recoveries
Lower specific reserves
24
9
15
Projected economic conditions and scenario weightings
822
557
265

$ Millions	ACL 6/30/22 (%)	ACL 6/30/22	Portfolio Changes	Model Assumptions	ACL 9/30/22	ACL 9/30/22 (%)
Tech & LS / HC: Early Stage Investor Dependent	4.93%	90	-6	3	87	4.55%
Tech & LS / HC: Growth Stage Investor Dependent	3.21%	133	11	3	147	3.34%
Tech & LS / HC: Cash Flow Dep: Sponsor Led Buyout	1.55%	29	-4	1	26	1.41%
Tech & LS / HC: Innovation C&I	1.29%	100	6	3	109	1.31%
Global Fund Banking	0.22%	89	-1	3	91	0.23%
Private Bank	0.46%	45	-1	3	47	0.47%
Other C&I	1.11%	13	0	0	13	1.20%
Commercial Real Estate	1.31%	34	2	-8	28	1.07%
Premium Wine & Other	0.82%	12	-4	1	9	0.59%
ACL for loans	0.77%	545	3	9	557	0.77%
ACL for unfunded credit commitments	0.44%	224	26	15	265	0.48%
ACL for loans and unfunded credit commitments	0.63%*	769	29	24	822	0.64%*

◀ vs. **~6%** average Early-Stage NCOs over 2008-2010

svb›

* Weighted average ACL ratio for loans outstanding and unfunded credit commitments.

Q3 2022 FINANCIAL HIGHLIGHTS 29

Improved client investment fee margin drove robust core fee income growth

Expect high 50s % FY'22 core fee income growth

Core fee income[1]
$M

55% increase in YoY core fees



204
22
34
65
29
20
21
13
216
22
38
73
30
20
21
12
230
22
37
73
30
35
19
14
286
22
40
69
32
83
26
14
316
19
37
74
32
119
20
15
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
Wealth management & trust fees ("WM&T")
Credit card fees
FX fees
Deposit service charges
Client investment fees
Lending related fees
LOC fees

SVB Private AUM[2]
$M

Public market volatility pressured AUM



16,512
(76)
(576)
15,860
6/30/22 AUM
Net flows
Market returns
9/30/22 AUM

Q3'22 activity

- Client investment fees +$36M as average fee margin increased 9 bps to 26 bps with Fed rate hikes
- FX fees +$5M driven by GFB activity
- WM&T fees -$3M as market volatility pressured AUM
- Credit card fees -$3M as card spend moderated
- Lending related fees -$6M primarily due to adjustments booked to unused commitment fees

Q4'22 considerations

Expect Q4 core fees ~$345-360M assuming 10/17/22 forward curve:

+ **Improved client investment fee margin with future rate hikes**
  Client investment fee margin was 31 bps at 9/30/22

+ **Continued strong new client growth and deepening engagement**
  From investments in client acquisition, new products and client experience

− **Pressured public and private markets**
  Impact GFB FX activity, client fund inflows, client spending, demand for syndicated loans and SVB Private AUM balances

1. Non-GAAP financial measure. See "Use of non-GAAP Financial Measures" in our Q3 2022 Earnings Release and our non-GAAP reconciliations at the end of this presentation.
2. Represents SVB Private's client investment account balances.

svb

Q3 2022 FINANCIAL HIGHLIGHTS 30

Persistent market volatility and deal closing delays reduced investment banking transactions
Expect $460-500M FY'22 SVB Securities revenue



svb
Securities
MEDACorp
Equity Research
Equity Capital Markets
M&A Advisory
Leveraged Finance
Structured Finance
SPACs
Private Placements
Convertible Securities
Alternative Equities
Institutional Equities

Life Sciences/Healthcare

- Tools & Diagnostics
- Medical Devices
- Biopharma
- Digital Health & HealthTech
- Healthcare Services

Technology (launched September 2021)

- Consumer Software, Internet & Info Services
- Industrial Technology
- Education Technology
- Fintech
- Enterprise Software
- Digital Infra & Tech Services

Q3'22 activity

- SVB Securities revenue declined $50M QoQ as persistent market volatility and deal closing delays reduced advisory and capital markets transactions – deal pipeline remains healthy
- Compensation from prior year hiring drove SVB Securities expenses higher than revenue



SVB Securities revenue[1]
$M
107
17
25
26
39
145
21
17
51
56
118
25
7
54
32
149
24
15
69
41
99
24
11
40
24
Commissions
Private placements and other[2]
M&A advisory[2]
Underwriting fees[2]
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
$142M
$184M
$134M
$141M
$131M
SVB Securities expenses

Q4'22 considerations

Expect Q4 SVB Securities revenue ~$95-125M:

− **Prolonged market volatility**
Pressures later-stage/public valuations, delaying near-term ECM activity

\+ **New hires and expertise**
Hiring and investment over the past year to grow Technology, Healthcare Services and HealthTech investment banking help diversify business
Combined new initiatives expected to contribute ~$130-180M of revenues in 2022[3]
Continue to fill out team and capabilities

\+ **Strengthening collaboration**
Between Silicon Valley Bank and SVB Securities

1. Non-GAAP financial measure. See "Use of non-GAAP Financial Measures" in our Q3 2022 Earnings Release and our non-GAAP reconciliations at the end of this presentation.
2. Included in investment banking revenue.
3. Included in FY'22 outlook for SVB Securities revenue of $460-500M.

svb

Q3 2022 FINANCIAL HIGHLIGHTS 31

Continued market volatility drove further valuation markdowns

Q3'22 activity

- $76M investment losses net of NCI driven primarily by a small number of funds that experienced substantial valuation declines due to portfolio company activity; markdowns from remaining funds were largely included in the adjustment for illiquid investments that was taken in Q2
- Warrant gains of $40M driven primarily by valuation updates and M&A activity

Outlook considerations

Potential for additional losses given prolonged market volatility:

- Pressured public and private markets
Slows PE/VC investment
Fewer exits reduce opportunities to realize gains

- 2022 year-end audit and valuation cycle
Funds and private companies' annual audit and valuation process may result in valuation declines that drive additional losses through 1H'23

- Increased potential for down rounds while market conditions persist
Clients generally have extended client runway, but eventually will need to raise funds

+ Granular, diversified positions
Warrants: Only 57 warrants out of 3,019 positions with a fair value >$1M, collectively representing $180M in fair value
Private fund investments: Exposure to over 500 funds with nearly 25,000 investments in ~10,000 companies across various industries and stages of development



Warrant and investment gains
Net of NCI[1]
$M
Warrant gains
Gains (losses) from AFS sales
Investment gains (losses) less AFS sales
248
147
101
155
69
32
54
130
63
49
18
Includes $40M (net of NCI) downward adjustment for illiquid investments
-136
-120
17
-1
40
-76
-36
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22



Warrants & non-marketable and other equity securities[1,2]
$M
Warrants
Non-marketable and other equity securities[1,2]
274
1,216
277
1,222
323
1,259
322
1,153
351
1,083
9/30/21
12/31/21
3/31/22
6/30/22
9/30/22

Note: The extent to which unrealized gains (or losses) from investment securities from our non-marketable and other equity securities portfolio as well as our equity warrant assets will become realized is subject to a variety of factors, including, among other things, performance of the underlying portfolio companies, investor demand for IPOs and SPACs, fluctuations in the underlying valuation of these companies, levels of M&A activity and legal and contractual restrictions on our ability to sell the underlying securities.
1. Non-GAAP financial measure. See "Use of non-GAAP Financial Measures" in our Q3 2022 Earnings Release and our non-GAAP reconciliations at the end of this presentation.
2. Net of investments in qualified affordable housing projects and noncontrolling interests.

svb

Q3 2022 FINANCIAL HIGHLIGHTS 32

-3 8 3 3 22 23 11 0 7 37 19 46 71 71 38 55 89 138 237 560 120 -13 -1 0 -2 -7 -10 -16 -58 -23 -1 -21 -26 -30 -12 -45 -35 -28 -23 -27 -28 -29 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 9/30/22 YTD Net warrant gains more than offset Early Stage charge-offs over time and offer meaningful long-term earnings support Net gains on equity warrant assets Cumulative net gains (2002-9/30/22 YTD warrant gains less Early Stage NCOs) Early Stage NCOs $1.2B Warrant gains net of Early Stage losses $M Q3 2022 FINANCIAL HIGHLIGHTS 33

Higher expenses driven by increased compensation and benefits Expect low 20s % FY’22 noninterest expense growth excluding merger-related charges* * Excludes pre-tax merger-related charges ($39M incurred 9/30/22 YTD and estimated $5-10M in Q4’22). Q4’22 considerations Noninterest expenses $M 6,024 6,431 6,975 7,528 8,236 Average FTEs 548 597 584 502 563 104 110 106 132 117 54 54 58 60 71 6 11 14 27 21 25 23 23 26 2583 27 16 16 7 59 80 72 85 88 879 902 873 848 892 57.7% 60.1% 54.6% 55.5% 57.3% 0 100 200 300 400 500 600 700 800 900 1000 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 GAAP efficiency ratio Other Occupancy BD&T Premises and equipment Professional services Compensation and benefits Merger-related charges • $61M increase in compensation and benefits driven primarily by: – $28M increase in incentive compensation plans (FY’22 incentive compensation was reduced in Q2 reflective of lower forecasted FY’22 performance expectations in Q2 vs. Q1) – $17M increase from the full quarter impact of annual grants awarded during Q2 as well as an increase in retirement eligible participants – $16M increase in salaries and wages expense from hiring to drive and support our strategic priorities • $15M decrease in professional services expense due to the completion of projects for risk management and revenue growth initiatives Q3’22 activity Q3 2022 FINANCIAL HIGHLIGHTS 34 Expect Q4 expenses ~$940-970M*: Continued hiring and investment in strategic initiatives Enhancing the client experience, driving revenue growth, improving employee enablement, and enhancing risk management (see page 20) –

Appendix Q3 2022 FINANCIAL HIGHLIGHTS 35

Clients Silicon Valley Bank Global commercial banking Our vision: Be the most sought-after partner helping innovators, enterprises and investors move bold ideas forward, fast New Tech, Healthcare Services & HealthTech hires , and have bolstered organic initiatives to expand and deepen our global platform M&AStrategic partnerships talent acquisition SVB Securities Investment banking SVB Private Private banking and wealth management SVB Capital Venture capital and credit investing Q3 2022 FINANCIAL HIGHLIGHTS 36

Building the premier investment bank dedicated to the innovation economy svb Securities
MEDACorp
Equity Research
Equity Capital Markets
M&A Advisory
Leveraged Finance
Structured Finance
SPACs
Private Placements
Convertible Securities
Alternative Equities
Institutional Equities
New capabilities added in 2021

Enhancing our ability to deliver strategic support to our clients as they grow

- Rebranded as SVB Securities to reflect our expanded focus
- Acquired technology equity research firm MoffettNathanson LLC
- Launched Technology Investment Banking
- Deepened Healthcare Services and HealthTech Practices
- Added Leveraged Finance, SPACs and Structured Finance capabilities

Technology (launched September 2021)

- Education Technology
- Industrial Technology
- Enterprise Software
- Digital Infra & Tech Services
- Consumer Software, Internet & Info Services
- Fintech

Life Sciences/Healthcare

- Tools & Diagnostics
- Medical Devices
- Biopharma
- Healthcare Services (Expanded In 2021)
- Digital Health & HealthTech (Expanded In 2021)

svb

Q3 2022 FINANCIAL HIGHLIGHTS 37

Wealth access digital portal Superior client focus Holistic, relationship- based advice and service Comprehensive planning to prepare for complex financial needs resulting from liquidity and life events Exclusive access to networking events, insights and investment opportunities in the innovation economy Tailored solutions to address equity compensation, concentrated stock positions and non-liquid assets Next generation digital platform “Always on” digitally enabled interactions and improved efficiencies Large balance sheet to support clients’ borrowing needs Wealth Advisory Investment Lending Creating a premier private banking & wealth management platform • Dedicated advisor supported by a team of specialists • Deep wealth management and innovation economy expertise Seamless onboarding 360o view of financial positions Integrated banking and wealth solutions Personalized financial planning Customized portfolio management 24-7 access and support Mortgages Private stock lending Securities-based loans Specialty commercial SVB Capital access Private placements Brokerage solutions Impact investing HNW/UHNW Family office Tax planning Philanthropy Trust & estate Premier private banking and wealth platform Trusted advisor and team Full product suite Q3 2022 FINANCIAL HIGHLIGHTS 38

Strategic partnerships: another channel to expand capabilities to better meet clients' needs

NPM Nasdaq Private Market

Centralized marketplace for trading private company stock

Commercial Banking:

Enable clients to manage secondary offerings with leading technology platform and global distribution network

SVB Private, SVB Capital & SVB Securities:

Provide investor clients more liquidity options and broader access to investment opportunities bolster

Marketplace for on-demand executive talent

Commercial Banking:

Help clients rapidly scale and diversify their leadership teams and boards

SVB Private:

Provide clients with access to job opportunities within the innovation economy aumni

Investment analytics platform for VCs, LPs and other private capital investors

Commercial Banking:

Provide a powerful solution for our PE and VC clients to gain enhanced insights into their portfolios

SVB Capital:

Assist SVB Capital team with market benchmarking, streamlined LP reporting and portfolio analytics techstars_

Largest global seed investor and accelerator program

Commercial Banking:

Expand SVB's early-stage client acquisition channels and support innovative companies in Techstars' global network

Gain sector and market insights in the innovation economy

vouch

Commercial insurance provider powered by technology serving high-growth, venture-backed startups

Commercial Banking:

Connect early and mid-stage clients to Vouch's tailored commercial insurance solutions to benefit customer retention and risk mitigation svb

Note: SVB maintains a noncontrolling equity interest in each of the companies listed above.

Q3 2022 FINANCIAL HIGHLIGHTS 39

56.9 71.0 115.5 211.5 212.9 -$10 $10 $30 $50 $70 $90 $110 $130 $150 $170 $190 $210 $230 $250 2018 2019 2020 2021 9/30/22 Period-end assets $B Period-end liabilities $B 51.7 64.4 107.1 194.9 197.1 $ $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 $220 2018 2019 2020 2021 9/30/22 High-quality balance sheet Noninterest-bearing deposits Borrowings Interest-bearing deposits Other liabilities Net loans Other assets Non-marketable securities (primarily VC & LIHTC investments) Held-to-maturity securities Available-for- sale securities Cash and cash equivalents * Based on cash, fixed income investment portfolio and Global Fund Banking and Private Bank loan classes of financing receivables as of September 30, 2022. 87% of assets in high-quality investments and low credit loss experience lending* Noninterest-bearing deposits 48% of total liabilities Q3 2022 FINANCIAL HIGHLIGHTS 40

Improved risk profile, with loan growth driven by lowest risk loan classes 70% of loans in Global Fund Banking and Private Bank, classes with lowest historical credit losses Early Stage ID % of total loans Other C&I Technology and Life Science/Healthcare Premium Wine and Other Private Bank Global Fund Banking Early Stage Investor Dependent (“ID”) loans, our highest risk loan class, now only 3% of total loans, down from 11% in 2009 and 30% in 2000 CRE PPP 4.5 5.5 7.0 8.9 10.9 14.4 16.7 19.9 23.1 28.3 33.2 45.2 66.3 72.111% 10% 8% 9% 9% 8% 6% 6% 6% 6% 5% 3% 2% 3% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 9/30/2022 Period-end total loans $B Q3 2022 FINANCIAL HIGHLIGHTS 41

Low credit risk capital call lines of credit Largest driver of loan growth over past 8 years; strong underwriting and well-diversified 1. Based on period-end loans at September 30, 2022. Capital call lines represent 97% of GFB portfolio. 2. Based on total GFB loan commitments (funded + unfunded) as of September 30, 2022. Global Fund Banking capital call lending Short-term lines of credit used by PE and VC funds to support investment activity prior to the receipt of Limited Partner capital contributions of total loans54%1 Limited partner commitments and robust secondary markets Value of fund investments with solid asset coverage Strong sources of repayment Only 1 net loss in our ~30 years of capital call lending Global Fund Banking portfolio2 By industry By investment style 21% 19% 12% 13% 9% 6% 20% Debt Buyout Growth Fund of funds VC funds Other Real estate 38% 15%6% 3% 8% 12% 4% 1% 2% 3% 8% Life sciences Industrial Other Consumer Debt Technology Real estate Fintech Natural resources Infrastructure Energy PE Funds Q3 2022 FINANCIAL HIGHLIGHTS 42

Supporting innovation around the world

svb



9/30/22 YTD VC investment by market[1]

$214B	$91B	$96B
Americas	EMEA	APAC

● SVB Financial Group's offices

$10B | 14% of total loans
International average loans[2]
$B



2.9
4.0
5.7
8.3
9.6
2018
2019
2020
2021
9/30/22 YTD

$43B | 11% of total client funds
International average total client funds[2]
$B



12.9
2.4
10.5
15.0
3.1
11.9
19.0
3.6
15.4
37.7
4.4
33.3
43.0
5.3
37.7
OBS client funds
Total deposits
2018
2019
2020
2021
9/30/22 YTD

$108M | 13% of total core fees[3]
International core fee income[2]
$M



57
70
80
117
108
2018
2019
2020
2021
9/30/22 YTD

1. Source: PitchBook. Investment data has been updated with PitchBook's proprietary back-end data set and filters which has resulted in prior period revisions.
2. International activity reflects figures for our international operations in the U.K., Europe, Israel, Asia and Canada. This management segment view does not tie to regulatory definitions for foreign exposure.
3. Non-GAAP financial measure. See "Use of non-GAAP Financial Measures" in our Q3 2022 Earnings Release and our non-GAAP reconciliations at the end of this presentation.

Expanding our platform globally

2004 — U.K.
London
Subsidiary (2022)

2005 — China
Shanghai
Hong Kong (2009)
Beijing (2010)
Business development

2008 — Israel
Tel Aviv
Business development

2012 — China Joint Venture
SPD Silicon Valley Bank (JV)
Shanghai
Additional JV branches
Beijing (2017)
Shenzhen (2018)
Suzhou (2022)

2016 — Europe
Ireland (2016)
Business development
Germany (2018)
Lending branch
Denmark (2019)
Business development
Sweden (2022)
Business development

2019 — Canada
Toronto (2019)
Lending branch
Vancouver (2020)
Business Development
Montréal (2021)
Business Development

Q3 2022 FINANCIAL HIGHLIGHTS 43

20.57% 20.03% 16.83% 17.10% 13.22%12.76% 11.80% 8.27% 13.18% 13.81% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 2018 2019 2020 2021 9/30/22 YTD SVB Peer Average History of industry-leading performance 1/1/18 7/1/18 1/1/19 7/1/19 1/1/20 7/1/20 1/1/21 7/1/21 1/1/22 7/1/22 SVB 1.4x BKX 0.9x S&P 500 1.3x Total shareholder return2 Since 1/1/18 9/30/22 1. Source: S&P Global Market Intelligence. “Peers” refers to peer group as reported in our Proxy Statement for each year and is subject to change annually. 2022 annualized average peer ROE includes 5 of 16 peers as of October 19, 2022. 2. Cumulative total return on $100 invested on 1/1/18 in stock or index. Includes reinvestment of dividends. Return on equity Strong total shareholder return As of 9/30/22: 1 Strong return on equity Q3 2022 FINANCIAL HIGHLIGHTS 44

Strong, seasoned management team Diverse experience and skills to help direct our growth Dan Beck Chief Financial Officer 5 years at SVB Greg Becker President and CEO 29 years at SVB Marc Cadieux Chief Credit Officer 30 years at SVB John China President SVB Capital 26 years at SVB Phil Cox Chief Operations Officer 13 years at SVB Mike Descheneaux President Silicon Valley Bank 16 years at SVB Michelle Draper Chief Marketing & Strategy Officer 9 years at SVB Jeffrey Leerink CEO SVB Securities 3 years at SVB John Peters Chief Auditor 15 years at SVB Michael Zuckert General Counsel 8 years at SVB 14 years average tenure at SVB Laura Cushing Chief Human Resources Officer Joined SVB 2022 Q3 2022 FINANCIAL HIGHLIGHTS 45

Glossary The following terms are used throughout this presentation to refer to certain SVB-specific metrics: Non-GAAP measures Please see “Use of non-GAAP Financial Measures” in our Q3 2022 Earnings Release and non-GAAP reconciliations at the end of this presentation Core Fee Income – Fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange, lending-related fees and wealth management and trust, in aggregate. Core Fee Income plus SVB Securities Revenue – Core fee income, from above, plus investment banking revenue and commissions. SVB Securities Revenue – SVB Securities revenue defined as investment banking revenue and commissions and excludes other income earned by SVB Securities. Tangible Common Equity (“TCE”) / Tangible Book Value (“TBV”) – Stockholders' equity less preferred stock and intangible assets, plus net deferred taxes on intangible assets. Gains (losses) on Investment Securities, Net of Noncontrolling Interests – Net gains on investment securities include gains and losses from our non-marketable and other equity securities, which include public equity securities held as a result of exercised equity warrant assets, gains and losses from sales of our Available-For-Sale debt securities portfolio, when applicable, and carried interest. This measure excludes amounts attributable to noncontrolling interests for which we effectively do not receive the economic benefit or cost. Non-GAAP Non-marketable and Other Equity Securities, Net of investments in Qualified Affordable Housing Projects and Noncontrolling Interests in Non- marketable Securities – This measure represents non-marketable and other equity securities but excludes qualified affordable housing projects and noncontrolling interests. Other measures Fixed Income Securities – Available-For-Sale ("AFS") and Held-To-Maturity ("HTM") securities held on the balance sheet. Total Client Funds (“TCF”) – The sum of on-balance sheet deposits and off-balance sheet client investment funds. Beginning in Q3’21, TCF excludes SVB Private assets under management. SVB Private Assets Under Management (“AUM”) – Consists of SVB Private’s client investment accounts balances. Total Client Position (“TCP”) – Represents sum of SVB Private AUM, and loans and deposits as reported in our segment reporting for SVB Private. Q3 2022 FINANCIAL HIGHLIGHTS 46

Acronyms and abbreviations GDP – Gross domestic product GFB – Global Fund Banking HC – Healthcare HNW/UHNW – High net worth, ultra high net worth HTM – Held-to-maturity ID – Investor dependent IPO – Initial public offering JV – Joint venture LIHTC – Low income housing tax credit funds LOC – Letter of credit LP – Limited partner LS – Life science LTV – Loan-to-value M&A – Merger & acquisition MBS – Mortgage-backed security NCI – Noncontrolling interests NCO – Net charge-off NIB – Noninterest-bearing NII – Net interest income NIM – Net interest margin NPL – Non-performing loan OBS – Off-balance sheet PBWM – Private bank wealth management PCD – Purchased credit deteriorated PE – Private equity ACL – Allowance for credit losses AFS – Available-for-sale APAC – Asia-Pacific API – Application programming interface AUM – Assets under management BD&T – Business development & travel BKX – KBW Nasdaq Bank Index BP – Boston Private bp – Basis point C&I – Commercial and industrial CAGR – Compound annual growth rate CMBS – Commercial mortgage-backed security CMO – Collateralized mortgage obligation CRE – Commercial Real Estate Dep – Dependent ECM – Equity capital market EMEA – Europe, the Middle East and Africa EOP – End of period EPS – Earnings per share Ex – Excluding FHLB – Federal Home Loan Bank FRB – Federal Reserve Board FTE – Full-time employee FX – Foreign exchange FY – Full year QoQ – Quarter over quarter Refi – Refinance Repo – Repurchase agreement RMBS – Residential mortgage-backed security ROE – Return on equity SBA PPP – Small Business Administration Paycheck Protection Program SEC – Securities & Exchange Commission SPAC – Special purpose acquisition company SPD – Shanghai Pudong Development Bank ST – Short-term SVBFG – SVB Financial Group TBV – Tangible book value TCE – Tangible common equity TCF – Total client funds TCP – Total client position Tech – Technology TTM – Trailing 12 months UST – U.S. Treasury security VC – Venture capital W.A. – Weighted average WM&T – Wealth management and trust YoY – Year over year YTD – Year-to-date Q3 2022 FINANCIAL HIGHLIGHTS 47

Non-GAAP reconciliations Q3 2022 FINANCIAL HIGHLIGHTS 48

Non-GAAP reconciliation Core fee income and investment gains, net of NCI Non-GAAP core fee income (dollars in millions) Yea ear ended December 31, r 2018 2019 2020 2021 9/30/22 YTD GAAP noninterest income 745 1,221 1,840 2,738 1,238 Less: gains (loss) on investment securities, net 88 135 421 761 (199) Less: net gains on equity warrant assets 89 138 237 560 120 Less: other noninterest income 52 55 98 128 119 Non-GAAP core fee income plus SVB Securities revenue 516 893 1,084 1,289 1,198 Investment banking revenue — 195 414 459 293 Commissions — 56 67 79 73 Less: total non-GAAP SVB Securities revenue — 251 481 538 366 Non-GAAP core fee income 516 642 603 751 832 See “Use of non-GAAP Financial Measures” in our Q3 2022 Earnings Release for more information. Non-GAAP net gains on investment securities, net on noncontrolling interests (dollars in millions) Year ended December 31, 2018 2019 2020 2021 9/30/22 YTD GAAP net gains (loss) on investment securities 88 135 421 761 (199) Less: income (loss) attributable to noncontrolling interests, including carried interest allocation 38 48 86 240 (53) Non-GAAP net gains on investment securities, net of noncontrolling interests 50 87 335 521 (146) Q3 2022 FINANCIAL HIGHLIGHTS 49

Non-GAAP reconciliation Non-marketable and other equity securities Non- GAAP Non-marketable and other equity securities, net of investments in qualified affordable housing projects and noncontrolling interests (dollars in millions) Period-end balances at 9/30/21 12/31/21 3/31/22 6/30/22 9/30/22 GAAP non-marketable and other equity securities 2,485 2,543 2,605 2,645 2,595 Less: investments in qualified affordable housing projects 920 954 957 1,134 1,205 Less: noncontrolling interests in non-marketable securities 349 367 389 358 307 Non- GAAP Non-marketable and other equity securities, net of investments in qualified affordable housing projects and noncontrolling interests 1,216 1,222 1,259 1,153 1,083 See “Use of non-GAAP Financial Measures” in our Q3 2022 Earnings Release for more information. Q3 2022 FINANCIAL HIGHLIGHTS 50

Important information regarding forward-looking statements and use of non-GAAP financial measures The Company’s financial results for 2022 reflected in this presentation are unaudited. This document should be read in conjunction with the Company’s SEC filings. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements are statements that are not historical facts, such as forecasts of our future financial results and condition, expectations for our operations and business, and our underlying assumptions of such forecasts and expectations. In addition, forward-looking statements generally can be identified by the use of such words as “becoming,” “may,” “will,” “should,” “could,” “would,” “predict,” “potential,” “continue,” “anticipate,” “believe,” “estimate,” “assume,” “seek,” “expect,” “plan,” “intend,” the negative of such words or comparable terminology. In this presentation, we make forward-looking statements discussing management’s expectations for 2022 and the fourth quarter of 2022 about, among other things, economic conditions; the continuing and potential effects of the COVID-19 pandemic; opportunities in the market; our commitments and objectives in relation to sustainable finance and managing risks associated with climate change; the outlook on our clients' performance; our financial, credit, and business performance, including potential investment gains, loan and deposit growth, mix and yields/rates, deposit growth, and expense levels; our expected effective tax rate; the interest rate environment; accounting impacts and financial results (and the components of such results). Although we believe that the expectations reflected in our forward-looking statements are reasonable, we have based these expectations on our current beliefs as well as our assumptions, and such expectations may not prove to be correct. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside our control. Our actual results of operations and financial performance could differ significantly from those expressed in or implied by our management’s forward-looking statements. Important factors that could cause our actual results and financial condition to differ from the expectations stated in the forward-looking statements include, among others: market and economic conditions (including elevated inflation levels, sustained interest rate increases, the general condition of the capital and equity markets, and private equity and venture capital investment, IPO, secondary offering, SPAC fundraising, M&A and other financing activity levels) and the associated impact on us (including effects on total client funds and client demand for our commercial and investment banking and other financial services, as well as on the valuations of our investments); disruptions to the financial markets as a result of current or anticipated military conflicts, including the ongoing military conflict between Russia and Ukraine, terrorism and other geopolitical events; the COVID-19 pandemic, including COVID-19 variants and their effects on the economic and business environments in which we operate, and its effects on our business and operations; the impact of changes from the Biden-Harris administration and the U.S. Congress on the economic environment, capital markets and regulatory landscape, including monetary, tax and other trade policies, as well as regulatory changes from bank regulatory agencies; changes in the volume and credit quality of our loans as well as volatility of our levels of nonperforming assets and charge-offs; the impact of changes in interest rates or market levels or factors affecting or affected by them, including on our loan and investment portfolios and deposit costs; the adequacy of our allowance for credit losses and the need to make provisions for credit losses for any period; the sufficiency of our capital and liquidity positions; changes in the levels or composition of our loans, deposits and client investment fund balances; changes in the performance or equity valuations of funds or companies in which we have invested or hold derivative instruments or equity warrant assets; variations from our expectations as to factors impacting our cost structure; changes in our assessment of the creditworthiness or liquidity of our clients or unanticipated effects of credit concentration risks which create or exacerbate deterioration of such creditworthiness or liquidity; variations from our expectations as to factors impacting the timing and level of employee share-based transactions; the occurrence of fraudulent activity, including breaches of our information security or cyber security-related incidents; business disruptions and interruptions due to natural disasters and other external events; the impact on our reputation and business from our interactions with business partners, counterparties, service providers and other third parties; the expansion of our business internationally, and the impact of international market and economic events on us; the effectiveness of our risk management framework and quantitative models; unexpected delays or expenses associated with executing against our climate-related commitments and goals; the quality and availably of carbon emissions data; our ability to maintain or increase our market share, including through successfully implementing our business strategy and undertaking new business initiatives, including through the continuing integration of Boston Private, the expansion of SVB Private and the growth and expansion of SVB Securities; greater than expected costs or other difficulties related to the continuing integration of our business and that of Boston Private; variations from our expectations as to the amount and timing of business opportunities, growth prospects and cost savings associated with the acquisition of Boston Private; the inability to retain existing Boston Private clients and employees following the Boston Private acquisition; unfavorable resolution of legal proceedings or claims, as well as legal or regulatory proceedings or governmental actions; variations from our expectations as to factors impacting our estimate of our full-year effective tax rate; changes in applicable accounting standards and tax laws; and regulatory or legal changes (including changes to the laws and regulations that apply to us as a result of the growth of our business) and their impact on us. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, including (i) our latest Annual Report on Form 10-K, (ii) our most recent Quarterly Report on Form 10-Q, and (iii) our most recent earnings release filed on Form 8-K. These documents contain and identify important risk factors that could cause the Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All forward-looking statements included in this presentation are made only as of the date of this presentation. We assume no obligation and do not intend to revise or update any forward-looking statements contained in this presentation, except as required by law. This presentation shall not constitute an offer or solicitation in connection with any securities. Use of Non-GAAP Financial Measures To supplement our financial disclosures that are presented in accordance with GAAP, we use certain non-GAAP measures of financial performance (including, but not limited to, non-GAAP core fee income, non-GAAP SVB Securities revenue, non-GAAP core fee income plus non-GAAP SVB Securities revenue, non-GAAP net gains on investment securities, non-GAAP non-marketable and other equity securities net of investments in qualified affordable housing projects and noncontrolling interests in non-marketable securities, and non- GAAP financial ratios) of financial performance. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures by other companies in our industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non-GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirement. We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures (as applicable), provide meaningful supplemental information regarding our performance by: (i) excluding amounts attributable to noncontrolling interests for which we effectively do not receive the economic benefit or cost of, where indicated, or (ii) providing additional information used by management that is not otherwise required by GAAP or other applicable requirements. Our management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing our operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate a comparison of our performance to prior periods. We believe these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. However, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, net income or other financial measures prepared in accordance with GAAP. Under the “Use of Non-GAAP Financial Measures” section in our latest earnings release attached as an exhibit to our Form 8-K on October 20, 2022, we have provided reconciliations of, where applicable, the most comparable GAAP financial measures to the non-GAAP financial measures used in this presentation, or a reconciliation of the non-GAAP calculation of the financial measure. Please refer to that section of the earnings release for more information. Q3 2022 FINANCIAL HIGHLIGHTS 51

About SVB SVB is the financial partner of the innovation economy, helping individuals, investors and the world’s most innovative companies achieve their ambitious goals. SVB’s businesses - Silicon Valley Bank, SVB Capital, SVB Private and SVB Securities - together offer the services that dynamic and fast-growing clients require as they grow, including commercial banking, venture investing, wealth planning and investment banking. Headquartered in Santa Clara, California, SVB operates in centers of innovation around the world. Learn more at svb.com/global. SVB Financial Group (Nasdaq: SIVB) is the holding company for all business units and groups. © 2022 SVB Financial Group. All rights reserved. SVB, SVB FINANCIAL GROUP, SILICON VALLEY BANK, SVB SECURITIES, SVB PRIVATE, SVB CAPITAL and the chevron device are trademarks of SVB Financial Group, used under license. Silicon Valley Bank is a member of the FDIC and the Federal Reserve System. Silicon Valley Bank is the California bank subsidiary of SVB Financial Group. Investor Relations | 3005 Tasman Drive Santa Clara, CA 95054 | T 408 654 7400 | ir@svb.com